[Logo]  M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)







                    MFS(R) RESEARCH
                    INTERNATIONAL FUND
                    SEMIANNUAL REPORT o FEBRUARY 28, 1999






              ----------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 31)
              ----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 22
MFS' Year 2000 Readiness Disclosure ....................................... 29
Trustees and Officers ..................................................... 33




       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.




--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders:
Since we launched Massachusetts Investors Trust, the nation's first mutual fund, 75 years ago, MFS has weathered numerous market and economic cycles, from the occasional recession to long periods of growth and prosperity. Throughout that time, we have tried to give investors a realistic assessment of the investment markets and, when necessary, to sound a note of caution -- even when market conditions appear quite favorable.

Although the equity markets have overcome last year's volatility, we still think stocks are overdue for a correction that will rid them of the excesses that have developed. Perhaps the most glaring measure of those excesses is the high level of valuations, that is, the amount equity investors are paying for each dollar of earnings. By mid-March, the price-to-earnings (P/E) ratio of the average stock in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, was almost 28% higher than it was a year ago. While P/E ratios keep going up, earnings have essentially been flat, and we believe they are likely to stay that way, for a few months at least. This leaves stock prices vulnerable to negative events such as a domestic or international crisis, a sudden increase in interest rates, or a slowing economy, any of which could lead to lower corporate earnings.

While risks in the overall market have increased, one industry calls for particular attention. For several months, Internet-related stocks have exhibited extreme price volatility. The Internet's potential impact on the way individuals and companies communicate and conduct business is certainly great, but we feel that most of the recent run-up in the share prices of these companies is unjustified. Many of them have not yet reported any profits, and there is no way of knowing which of today's "hot" Internet stocks will be successful -- or even in existence -- a few years from now. Therefore, we think the frenzy surrounding even the best-known Internet stocks is purely speculative.

However, there are some established companies offering Internet-related products and services that may generate revenue. These include companies that provide networking equipment, that make servers to store information, and that help customers make better use of Internet services. Because they already have profitable businesses as well as the potential to use the Internet to increase their opportunities to generate revenue, these companies have been the focus of our research efforts.

Although we think valuations for the overall equity market, and especially for Internet stocks, are excessive, we see this situation as an opportunity for our portfolio managers to capitalize on MFS(R) Original Research(SM). This is a fundamental, company-by-company process that helps us find investments that we believe are most likely to achieve long-term earnings growth, through both negative and positive market cycles.

We also rely heavily on our research process when investing in the fixed-income markets. Last year, turmoil in emerging markets and volatility in the U.S. stock market helped create a "flight to quality," meaning that investors moved toward U.S. Treasury securities, which are seen as carrying less risk, and away from almost everything else. As a result, yields on non-Treasury securities increased, while yields on Treasuries fell. Some of these yield spreads, or differentials, have narrowed, but they have not returned to the levels seen before last year's market turmoil. We think this has created opportunities for our portfolio managers to find attractive yields in these markets.

Individual investors, meanwhile, should keep in mind that the tremendous increases in the broad stock market averages of the past several years are a historical aberration and do not necessarily indicate future market performance. If they are not already diversified across a range of investments, including growth stock funds, value-oriented funds, and fixed-income funds, investors may want to talk to their financial advisers about developing well-diversified portfolios with the potential to weather unexpected changes in the markets. Doing so may help investors more effectively meet their long-term financial goals. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 16, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David A. Antonelli]
      David A. Antonelli

For the period ended February 28, 1999, Class A shares of the Fund provided a total return of 8.57%, Class B shares 8.34%, Class C shares 8.25%, and Class I shares 8.94%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 14.01% return for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
(EAFE) Index, an unmanaged index of international stocks, and to a 10.21% return for the average international fund as reported by Lipper Analytical Services, Inc., an independent firm that tracks mutual fund performance.

Q. WHAT CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

A. On the negative side, our underperformance of the MSCI EAFE Index was largely a function of the Fund's holdings in small- and mid-cap stocks, which were generally outperformed by large-cap stocks. Large-cap stocks' overperformance was caused by some investors rushing to buy stocks of the largest European companies in preparation for European monetary union
   (EMU). However, we don't share the belief that the largest stocks in Europe are necessarily the best ones in which to invest today. We base this reasoning on MFS(R) Original Research(SM), a process by which we select stocks after analyzing the fundamental outlooks, competitive landscapes, and economic and political factors that impact the securities in which we invest. Broadly speaking, our research is pointing us to smaller companies that have stronger growth rates and are more attractively valued than large-cap stocks. In the short term, this position hurt the Fund relative to the MSCI EAFE Index, but we feel that over the long term the Fund should benefit from our stock selections as more investors become accustomed to the new economic landscape in Europe and seek out a wider variety of growth stocks.

   On the positive side our holdings in the telecommunications, media, and retail sectors helped the Fund. A surge in December for wireless communications helped growth in global telecommunications stocks. Strong administrative focus & consumer spending helped media & retail stocks, which we feel were buoyed by diminished fears of a worldwide economic slowdown.

Q. PLEASE DISCUSS SOME OF THE MORE SIGNIFICANT CHANGES TO THE FUND'S HOLDINGS OVER THE PAST SIX MONTHS.

A. The most significant change was our increase in Japanese stocks. In Japan, we've seen good opportunities in stocks that focus on the domestic food and beverage market, such as ITO EN, a beverage manufacturer, and Mikuni Cola, a Japanese Coca-Cola bottler. ITO EN is a leader in the green tea market and has seen strong earnings growth. Mikuni Cola is attractive now because we are anticipating a move by Coca-Cola to consolidate many of its foreign bottlers, which could unlock the value of each individual holding. In the Netherlands, we trimmed a number of our consumer staples holdings in order to secure profits. One example of this is Benckiser, which has been a long time holding and a good performer for the Fund. Despite reducing its position, it remains one of our top holdings. We also completely sold out of Telebras, the Brazilian telecommunications company, because of worries about Brazil's macroeconomic problems. Another of our largest holdings was auto parts manufacturer LucasVarity, which was acquired by TRW, a provider of advanced technology products and services for the automotive, space, defense, and information technology markets. We sold the stock at about the offering price, providing a nice gain for the portfolio.

Q. BEARING IN MIND THAT THE FUND PURSUES A BOTTOM-UP STRATEGY, AS OPPOSED TO A REGIONAL ALLOCATION MODEL, WHAT ARE THE TOP FIVE MARKETS IN WHICH THE FUND IS INVESTED?

A. Our top five markets are Japan, the United Kingdom, the Netherlands, Italy, and France.

Q. IN WHAT SECTORS ARE YOU FINDING THE MOST PROMISING STOCKS?

A. We believe the telecommunications sector in Europe looks very promising. Deregulation has opened up the market, creating opportunities for new service providers to take market share away from the monopoly phone companies. In general, those new providers have had higher growth potential than the incumbents, and the growth has come in the most profitable segments of the telecommunications market, such as wireless services and Internet-related data communications. Despite the consumer staples sector's recent troubles related to emerging market exposure, we like the sector as a long-term investment. We believe most of the bad news has already been factored into stock prices and, as the year wears on, companies' earnings comparisons to last year's numbers should look favorable. This may set the stage for a rebound in earnings growth and share prices among many of these stocks.

Q. WHAT ARE SOME OF THE FUND'S BEST IDEAS THAT CONTRIBUTED POSITIVELY TO PERFORMANCE?

A. Telecom Italia has recently been bid for by Olivetti and is in the process of restructuring its business to defend against the bid. The company is selling off noncore assets, cutting costs, and planning a buyback of shares, all of which are positive for its stock price. Reuters' stock had been beaten down based on fears that EMU and bank consolidations would shrink the market for financial information services. However, the company's revenues have been stronger than expected. Through a number of investments in Internet technology, we believe Reuters has created new sources of potential future growth. We bought the stock when it was suffering because we liked the long-term prospects for the company, and it has performed well since then. San Paolo IMI is an Italian bank created by the merger of San Paolo Torino and IMI. Investors generally have been skeptical of the merger's benefits; however, our research indicated that the combined companies could exploit business synergies and cut costs. The new company has done so, resulting in a strong balance sheet and good growth prospects thus far. Profit growth has also been positively impacted by the strong demand for asset management services, and IMI is one of the leaders in this area.

Q. WHAT ABOUT STOCKS THAT DISAPPOINTED DURING THE PAST SIX MONTHS? ARE YOU CONTINUING TO HOLD THESE AND, IF SO, WHY?

A. We saw underperformance from some of our bank holdings in peripheral markets such as Portugal, Ireland, and Italy. As I mentioned earlier, this underperformance was a function of the knee-jerk move toward large stocks in general and toward big banks in better-known markets of the United Kingdom, France, and Germany. Based on our research, we think that our holdings in less well-known stocks, including Banco Pinto & Sotto Mayor in Portugal and Anglo Irish Bank in Ireland, display better fundamentals and are better values than many of the largest European banks. We are continuing to hold these stocks and are confident in their long-range prospects. Hunter Douglas, the Dutch manufacturer of shades and blinds, suffered during this period for three reasons. First, one of its major U.S. competitors reported disappointing earnings and sales volume, and Hunter Douglas was punished by the market based on the belief that it would have similar problems. Second, it was bruised by the market's disdain for small-cap stocks. Third, because of its exposure to the cyclical home-building industry, investors feared that it would suffer from a lag in home construction. Our research shows that the company is bucking the trend in its industry and picking up market shares. We've added to our holdings because we have confidence in its earnings growth forecasts.

Q. WHAT'S THE STATE OF AFFAIRS IN EMERGING MARKETS TODAY, AND HOW IS THE FUND INVESTED THERE?

A. We are relatively light in emerging markets. Currently, the Fund has less than 2% of its assets invested in Asia -- not including Japan. Although, we do see signs of improvement in the Asian economies, helped by stabilization of the banking sector. As banks recapitalize, loan growth should be stimulated, reigniting investment in the region. We have been selectively adding to positions in Asia, but at the current time we are unwilling to build up large positions. This is because we feel a significant recovery has already been factored into share prices, so we don't see a lot of room for growth. China is a wild card because its economic growth is slowing and exports are weakening. If these trends continue, the country will be under pressure to devalue, which could touch off a new round of turmoil across Asia. We believe a devaluation will happen eventually, but if it is timed and communicated properly the problems may be more muted than what we saw last year in Asia. In Latin America, we're expecting a recessionary environment in Brazil, which may ripple through neighboring countries. As a result, it is hard to find many stock ideas where we have confidence in earnings outlooks. Thus the Fund has only slightly more than 1% of its assets invested in Latin America. Mexico is one bright spot, though, because its economy is more tied to the growing U.S. economy. In emerging Europe, we have concentrated our investments in Greece, which we feel has benefited from a convergence in interest rates with developed Europe. We are currently looking at Poland and Hungary. These countries have the next most developed economies in the region and may also benefit from convergence with developed Europe.

Q. IN YOUR OPINION, WHAT WILL SHAPE THE FUTURE ENVIRONMENT OF INTERNATIONAL INVESTING?

A. EMU, developments in emerging markets, and Japan will all be critical factors going forward. The transition to EMU has gone smoothly; it now remains to be seen whether the European Central Bank will be able to act quickly enough to raise or lower interest rates to accommodate the economies of the union's individual countries. In emerging markets, we'll be looking for further stability and, eventually, a return to growth. Japan is the lynchpin to much of the global balance of trade. If Japan can get its economic house in order, that will be a huge factor in driving global demand, which will help virtually all world economies.

Q. HOW DOES THE INTERNATIONAL RESEARCH AND STOCK-SELECTION PROCESS WORK?

A. Our stock-selection process is managed by our committee of international research analysts. The Committee meets regularly to review current and prospective holdings, discuss international investing ideas, and adjust the portfolio as necessary. In addition to its staff of global analysts headquartered in Boston, MFS also has analysts in key international markets such as London, Singapore, and Tokyo. We believe that bottom-up fundamental research is particularly critical for gathering first hand, quality information on international stocks because most foreign companies do not report earnings with either the frequency or detail of their American counterparts.

/s/ David A. Antonelli
    David A. Antonelli
    Director of International Equity Research

The committee of MFS international equity research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the Director of International Equity Research and are only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                    SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        JANUARY 2, 1997

  CLASS INCEPTION:              CLASS A  JANUARY 2, 1997
                                CLASS B  JANUARY 2, 1998
                                CLASS C  JANUARY 2, 1998
                                CLASS I  JANUARY 2, 1997

  SIZE:                         $18.6 MILLION NET ASSETS AS OF FEBRUARY 28, 1999

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH FEBRUARY 28, 1999

CLASS A

                                           6 Months      1 Year   10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return                      +8.57%      +2.47%     +23.66%
--------------------------------------------------------------------------------
Average Annual Total Return                   --         +2.47%     +10.35%
--------------------------------------------------------------------------------
SEC Results                                   --         -3.42%     + 7.36%
--------------------------------------------------------------------------------

CLASS B

                                           6 Months      1 Year   10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return                      +8.34%      +2.04%     +23.03%
--------------------------------------------------------------------------------
Average Annual Total Return                   --         +2.04%     +10.09%
--------------------------------------------------------------------------------
SEC Results                                   --         -1.96%     + 8.85%
--------------------------------------------------------------------------------

CLASS C

                                           6 Months      1 Year   10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return                      +8.25%      +1.86%     +22.93%
--------------------------------------------------------------------------------
Average Annual Total Return                   --         +1.86%     +10.05%
--------------------------------------------------------------------------------
SEC Results                                   --         +0.86%     +10.05%
--------------------------------------------------------------------------------

CLASS I

                                           6 Months      1 Year10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return                      +8.94%      +2.92%     +24.34%
--------------------------------------------------------------------------------
Average Annual Total Return                   --         +2.92%     +10.63%
--------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, January 2, 1997, through February 28, 1999.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expenses subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for more details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 1999

FIVE LARGEST SECTORS

FINANCIAL SERVICES                      17.9%
UTILITIES & COMMUNICATIONS              14.5%
CONSUMER STAPLES                        11.3%
HEALTH CARE                              9.2%
INDUSTRIAL GOODS & SERVICES              7.8%

TOP 10 STOCK HOLDINGS

TELECOM ITALIA S.P.A.  3.0%                 UBS AG  2.1%
Italian telecommunications company          Swiss financial services company

BENCKISER N.V., "B"  2.5%                   TAKEDA CHEMICAL INDUSTRIES CO.  2.1%
Dutch cleaning products manufacturer        Japanese chemical manufacturer

BP AMOCO PLC  2.4%                          HENKEL KGAA  2.0%
Oil exploration and production company      German consumer products company

SAN PAOLO IMI S.P.A.  2.2%                  SKANDIA FORSAKRINGS AB  1.8%
Italian bank                                Swedish insurance company

MANNESMANN AG  2.2%                         CANADIAN NATIONAL RAILWAY CO.  1.8%
German telecommunications company           Railway and transportation company

The portfolio is actively managed, and holdings are subject to change.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 1999

Stocks - 96.0%
------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                 VALUE
------------------------------------------------------------------------------------------------------
Foreign Stocks - 92.0%
  Australia - 1.6%
    QBE Insurance Group Ltd. (Insurance)*                                 78,429           $   293,238
------------------------------------------------------------------------------------------------------
  Bermuda - 0.9%
    Dairy Farm International Holdings Ltd. (Retail Stores -
      Supermarkets)                                                      153,000           $   163,710
------------------------------------------------------------------------------------------------------
  Canada - 1.7%
    Canadian National Railway Co. (Railroads)                              6,488           $   313,452
------------------------------------------------------------------------------------------------------
  Finland - 3.1%
    Helsingin Puhelin Oyj (Telecommunications)                             4,449           $   278,064
    Pohjola Group Insurance Corp. (Insurance)                              2,030               111,884
    Rapala Normark Corp. (Consumer Goods and Services)*                    3,600                31,349
    Tieto Corp. (Computer Software - Systems)                              3,896               156,752
                                                                                           -----------
                                                                                           $   578,049
------------------------------------------------------------------------------------------------------
  France - 7.0%
    Castorama Dubois Investisse (Stores - Building Products)                 885           $   187,303
    Renault Regie Nationale (Automobiles)                                  6,282               294,298
    Sanofi S.A. (Medical and Health Products)                                818               144,539
    SEITA (Tobacco)                                                        3,437               204,585
    Television Francaise (Entertainment)                                   1,562               280,652
    Thomson CSF (Aerospace and Defense)                                    6,600               196,430
                                                                                           -----------
                                                                                           $ 1,307,807
------------------------------------------------------------------------------------------------------
  Germany - 4.0%
    Henkel KGaA (Chemicals)                                                4,377           $   352,208
    Mannesmann AG (Conglomerate)                                           2,897               390,548
                                                                                           -----------
                                                                                           $   742,756
------------------------------------------------------------------------------------------------------
  Greece - 2.5%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                                 9,851           $   260,453
    Stet Hellas Telecommunications S.A., ADR
      (Telecommunications)*                                                6,373               207,521
                                                                                           -----------
                                                                                           $   467,974
------------------------------------------------------------------------------------------------------
  Hong Kong - 0.8%
    Li & Fung Ltd. (Wholesale)                                            82,000           $   148,181
------------------------------------------------------------------------------------------------------
  Ireland - 1.4%
    Anglo Irish Bank PLC (Banks and Credit Cos.)*                         87,115           $   254,313
------------------------------------------------------------------------------------------------------
  Italy - 9.0%
    Banca Carige S.p.A. (Banks and Credit Cos.)                           11,790           $    97,471
    ERG S.p.A. (Oils)                                                     27,930               100,982
    Industrie Natuzzi S.p.A., ADR (Consumer Goods and
      Services)                                                            4,758                91,889
    Mediaset S.p.A. (Entertainment)                                       30,165               285,958
    San Paolo IMI S.p.A (Banks and Credit Cos.)                           22,617               396,398
    Telecom Italia Mobile S.p.A., Saving Shares
      (Telecommunications)                                                44,944               182,314
    Telecom Italia S.p.A. (Telecommunications)*                           50,296               531,682
                                                                                           -----------
                                                                                           $ 1,686,694
------------------------------------------------------------------------------------------------------
  Japan - 17.9%
    Aeon Credit Service Co. Ltd. (Financial Services)                      3,476           $   221,816
    Canon, Inc. (Special Products and Services)                            5,000               106,776
    Fujimi, Inc. (Electronics)                                             3,600               148,613
    Fujitsu Ltd. (Computer Hardware - Systems)                            15,000               186,649
    ITO EN Ltd. (Beverage Products)                                        3,500               166,849
    Keyence Corp. (Electronics)                                            1,910               224,498
    Kinki Coca-Cola Bottling Co. (Beverages)                               2,000                24,550
    Meitec Corp. (Computer Software - Systems)                             6,800               157,508
    Mikuni Coca-Cola Bottling Co. (Food and Beverage
      Products)                                                            8,000               172,188
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                                              24               197,343
    NTT Mobile Communication Network, Inc.
      (Telecommunications)                                                     4               162,099
    Olympus Optical Co. (Conglomerate)                                    25,000               271,145
    Osaka Sanso Kogyo Ltd. (Chemicals)                                     2,000                 3,195
    Rock Field Co., Ltd. (Food Products)                                   4,000                82,058
    Rohm Co. (Electronics)                                                 1,000                97,528
    Secom Co. (Consumer Goods and Services)                                4,000               309,736
    Takeda Chemical Industries Co. (Pharmaceuticals)                      11,000               377,333
    Terumo Corp. (Pharmaceuticals)                                        12,000               244,157
    Ushio, Inc. (Electronics)                                             17,000               182,092
                                                                                           -----------
                                                                                           $ 3,336,133
------------------------------------------------------------------------------------------------------
  Mexico - 1.1%
    Cifra S.A., ADR (Retail)*                                             16,883           $   208,927
------------------------------------------------------------------------------------------------------
  Netherlands - 10.2%
    Akzo Nobel N.V. (Chemicals)                                            3,487           $   132,801
    Benckiser N.V., "B" (Consumer Goods and Services)                      6,939               449,753
    Equant N.V., (Data Network Services)*                                  1,483               106,776
    Fugro N.V. (Engineering)*                                              5,909               114,637
    Hunter Douglas N.V., ADR (Consumer Goods and
      Services)*                                                           8,077               263,537
    IHC Caland N.V. (Marine Equipment)*                                    2,405                77,940
    ING Groep N.V. (Financial Services)*                                   4,577               257,307
    Koninklijke Ahrend Groep N.V. (Consumer Goods and
      Services)*                                                          10,762               192,180
    Unilever N.V. (Consumer Goods and Services)                            2,003               145,059
    Van der Moolen Holding N.V. (Financial Services)*                      2,115               158,533
                                                                                           -----------
                                                                                           $ 1,898,523
------------------------------------------------------------------------------------------------------
  Philippines - 0.1%
    Philippine Long Distance Telephone Co.
      (Telecommunications)                                                   600           $    14,250
------------------------------------------------------------------------------------------------------
  Portugal - 2.6%
    Banco Pinto & Sotto Mayor S.A. (Banks and Credit Cos.)                14,807           $   298,199
    BPI - SGPS, S.A. (Banks and Credit Cos.)                               5,552               193,513
                                                                                           -----------
                                                                                           $   491,712
------------------------------------------------------------------------------------------------------
  Spain - 1.3%
    Cortefiel S.A. (Retail)                                                3,629           $    94,766
    Telefonica de Espana (Utilities - Telephone)                           3,294               151,048
                                                                                           -----------
                                                                                           $   245,814
------------------------------------------------------------------------------------------------------
  Sweden - 5.3%
    Celsius AB (Aerospace)                                                12,394           $   194,397
    Ericsson LM, "B" (Telecommunications)                                  8,231               218,867
    Saab AB, "B" (Aerospace)*                                             29,050               256,298
    Skandia Forsakrings AB (Insurance)                                    17,121               315,742
                                                                                           -----------
                                                                                           $   985,304
------------------------------------------------------------------------------------------------------
  Switzerland - 6.2%
    Barry Callebaut AG (Food and Beverage Products)                          897           $   179,871
    Julius Baer Holdings (Banks and Credit Cos.)                              71               216,063
    Kuoni Reisen Holdings AG (Transportation)                                 40               163,186
    Nestle S.A. (Food and Beverage Products)                                 109               206,137
    UBS AG (Banks and Credit Cos.)                                         1,231               383,890
                                                                                           -----------
                                                                                           $ 1,149,147
------------------------------------------------------------------------------------------------------
  United Kingdom - 15.3%
    British Aerospace PLC (Aerospace and Defense)*                        39,124           $   249,137
    British American Tobacco PLC (Tobacco Products)                        3,935                35,945
    BP Amoco PLC (Oils)*                                                  29,693               420,790
    Cable & Wireless Communications PLC
      (Telecommunications)*                                                7,842                92,956
    Capital Radio PLC (Broadcasting)                                      13,628               157,824
    Computacenter PLC (Computer - Services)*                              12,038               100,020
    Glaxo Wellcome PLC (Pharmaceuticals)*                                  5,409               172,827
    Jarvis Hotels PLC (Restaurants and Lodging)+                          14,759                25,212
    Kwik-Fit Holdings PLC (Automotive Repair Centers)                     32,953               199,270
    Next PLC (Stores)                                                      8,919               104,434
    Reuters Group PLC (Business Services)                                 21,228               297,254
    Sema Group PLC (Computer Software - Systems)                          18,897               212,176
    SmithKline Beecham PLC (Pharmaceuticals)                              14,041               198,755
    Taylor Nelson Sofres PLC (Market Research)                           158,772               299,238
    Williams PLC (Conglomerate)                                           45,308               281,975
                                                                                           -----------
                                                                                           $ 2,847,813
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $17,133,797
------------------------------------------------------------------------------------------------------

U.S. Stocks - 4.0%
  Automotive - 0.9%
    Federal-Mogul Corp.                                                    3,488           $   171,566
------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.6%
    Jefferson Smurfit*                                                    56,564           $   121,576
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.3%
    Pharmacia & Upjohn, Inc.                                               4,343           $   236,694
------------------------------------------------------------------------------------------------------
  Telecommunications - 1.2%
    Global TeleSystems Group, Inc.*                                        3,929           $   218,060
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $   747,896
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $17,406,918)                                                $17,881,693
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 11.7%
------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
------------------------------------------------------------------------------------------------------
      Federal Home Loan Mortgage Corp., due 3/01/99                      $ 1,470           $ 1,470,000
      Navigator Securities Lending Prime Portfolio                           709               709,331
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                            $ 2,179,331
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $19,586,249)                                           $20,061,024

Other Assets, Less Liabilities - (7.7)%                                                     (1,426,837)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $18,634,187
------------------------------------------------------------------------------------------------------
* Non-income producing security.
+ Restricted security.
See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 28, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $19,586,249)              $20,061,024
  Cash                                                                    5,025
  Foreign currency, at value (identified cost, $15,775)                  15,066
  Receivable for Fund shares sold                                        96,147
  Receivable for investments sold                                       351,344
  Dividends and interest receivable                                      21,840
  Other assets                                                               78
                                                                    -----------
      Total assets                                                  $20,550,524
                                                                    -----------
Liabilities:
  Payable for Fund shares reacquired                                $    30,061
  Payable for investments purchased                                   1,155,670
  Collateral for securities loaned, at value                            709,331
  Payable to affiliates -
    Management fee                                                        1,531
    Distribution and service fee                                          9,338
  Accrued expenses and other liabilities                                 10,406
                                                                    -----------
      Total liabilities                                             $ 1,916,337
                                                                    -----------
Net assets                                                          $18,634,187
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $18,530,859
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                        473,887
  Accumulated undistributed net realized loss on investments
    and foreign currency transactions                                  (304,490)
  Accumulated net investment loss                                       (66,069)
                                                                    -----------
      Total                                                         $18,634,187
                                                                    ===========
Shares of beneficial interest outstanding                            1,703,219
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $9,401,230 / 857,742 shares of beneficial
      interest outstanding)                                            $10.96
                                                                       ======
  Offering price per share (100 / 94.25)                               $11.63
                                                                       ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $6,378,192 / 584,541 shares of beneficial
      interest outstanding)                                            $10.91
                                                                       ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,749,481 / 160,523 shares of beneficial
      interest outstanding)                                            $10.90
                                                                       ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $1,105,284 / 100,413 shares of beneficial
      interest outstanding)                                            $11.01
                                                                       ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 1999
--------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                        $   53,944
    Interest                                                             24,715
    Foreign taxes withheld                                               (3,473)
                                                                     ----------
      Total investment income                                        $   75,186
                                                                     ----------
  Expenses -
    Management fee                                                   $   70,025
    Shareholder servicing agent fee                                       7,878
    Distribution and service fee (Class A)                               11,793
    Distribution and service fee (Class B)                               24,188
    Distribution and service fee (Class C)                                6,191
    Administrative fee                                                      693
    Custodian fee                                                        18,602
    Printing                                                             26,829
    Postage                                                               4,173
    Auditing fees                                                        16,194
    Legal fees                                                              496
    Registration fees                                                    36,355
    Miscellaneous                                                         4,392
                                                                     ----------
      Total expenses                                                 $  227,809
    Preliminary reduction of expenses by investment adviser
      and distributor                                                   (85,803)
    Fees paid indirectly                                                 (1,800)
                                                                     ----------
      Net expenses                                                   $  140,206
                                                                     ----------
        Net investment loss                                          $  (65,020)
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $ (292,561)
    Foreign currency transactions                                         5,154
                                                                     ----------
      Net realized loss on investments and foreign currency
        transactions                                                 $ (287,407)
                                                                     ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $1,556,253
    Translation of assets and liabilities in foreign currencies            (573)
                                                                     ----------
      Net unrealized gain on investments and foreign currency
        translation                                                  $1,555,680
                                                                     ----------
        Net realized and unrealized gain on investments and
          foreign currency translation                               $1,268,273
                                                                     ----------
          Increase in net assets from operations                     $1,203,253
                                                                     ==========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED                   YEAR ENDED
                                                               FEBRUARY 28, 1999              AUGUST 31, 1998
                                                                     (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                       $   (65,020)                 $     9,828
  Net realized gain (loss) on investments and foreign
    currency transactions                                               (287,407)                     193,471
  Net unrealized gain (loss) on investments and foreign
    currency translation                                               1,555,680                   (1,033,460)
                                                                     -----------                  -----------
      Increase (decrease) in net assets from operations              $ 1,203,253                  $  (830,161)
                                                                     -----------                  -----------
Distributions declared to shareholders -
  From net investment income (Class A)                               $    (5,023)                 $    (5,588)
  From net investment income (Class B)                                      (630)                        --
  From net investment income (Class C)                                      (186)                        --
  From net investment income (Class I)                                    (1,934)                      (5,193)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                              (103,796)                    (125,647)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                               (70,643)                        --
  From net realized gain on investments and foreign currency
    transactions (Class C)                                               (19,022)                        --
  From net realized gain on investments and foreign currency
    transactions (Class I)                                               (17,130)                    (116,751)
                                                                     -----------                  -----------
      Total distributions declared to shareholders                   $  (218,364)                 $  (253,179)
                                                                     -----------                  -----------
Net increase in net assets from Fund share transactions              $ 8,839,505                  $ 7,557,045
                                                                     -----------                  -----------
      Total increase in net assets                                   $ 9,824,394                  $ 6,473,705
Net assets:
  At beginning of period                                               8,809,793                    2,336,088
                                                                     -----------                  -----------
  At end of period (including accumulated net investment
    loss of $66,069 and accumulated undistributed net
    investment income of $6,724, respectively)                       $18,634,187                  $ 8,809,793
                                                                     ===========                  ===========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED                YEAR ENDED               PERIOD ENDED
                                                    FEBRUARY 28, 1999           AUGUST 31, 1998           AUGUST 31, 1997*
                                                          (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
                                                              CLASS A
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                           $10.24                    $10.95                    $10.00
                                                                ------                    ------                    ------
Income from investment operations# -
  Net investment income (loss)(S)                               $(0.04)                   $ 0.03                    $ 0.06
  Net realized and unrealized gain on investments and
    foreign currency transactions                                 0.92                      0.35                      0.89
                                                                ------                    ------                    ------
      Total from investment operations                          $ 0.88                    $ 0.38                    $ 0.95
                                                                ------                    ------                    ------
Less distributions declared to shareholders -
  From net investment income
                                                                $(0.01)                   $(0.05)                   $ --
  From net realized gain on investments and foreign
    currency transactions                                        (0.15)                    (1.04)                     --
                                                                ------                    ------                    ------
      Total distributions declared to shareholders
                                                                $(0.16)                   $(1.09)                   $ --
                                                                ------                    ------                    ------
Net asset value - end of period                                 $10.96                    $10.24                    $10.95
                                                                ======                    ======                    ======
Total return(+)                                                  8.57%++                   3.92%                     9.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                     1.79%+                    1.77%                     1.68%+
  Net investment income (loss)                                  (0.69)%+                   0.28%                     0.71%+
Portfolio turnover                                                 62%                       89%                      137%
Net assets at end of period (000 omitted)                       $9,401                    $3,741                    $1,314
  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.40% of average daily net assets. For the period ended
    August 31, 1997, the investment adviser agreed to maintain the other expenses of the Fund at not more than 1.75% of the
    Fund's average daily net assets. The investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the period ended August 31, 1997. If these fees had not been waived and actual expenses had been over/under this limitation, the net investment loss per share and the ratios would have been:
     Net investment loss                                        $(0.10)                   $(0.19)                   $(0.01)
     Ratios (to average net assets):
       Expenses##                                                 3.02%+                    3.99%                     3.31%+
       Net investment loss                                      (1.92)%+                  (1.94)%                   (0.91)%+

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                 PERIOD ENDED
                                                              FEBRUARY 28, 1999             AUGUST 31, 1998*
                                                                    (UNAUDITED)
------------------------------------------------------------------------------------------------------------
                                                                        CLASS B
------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $10.21                       $ 9.93
                                                                         ------                       ------
Income from investment operations# -
  Net investment loss(S)                                                 $(0.07)                      $(0.03)
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                  0.92                         0.31
                                                                         ------                       ------
      Total from investment operations                                   $ 0.85                       $ 0.28
                                                                         ------                       ------
Less distributions declared to shareholders -
  From net investment income
                                                                         $(0.00)+++                   $ --
  From net realized gain on investments and foreign currency
    transactions                                                          (0.15)                        --
                                                                         ------                       ------
      Total distributions declared to shareholders
                                                                         $(0.15)                      $ --
                                                                         ------                       ------
Net asset value - end of period                                          $10.91                       $10.21
                                                                         ======                       ======
Total return                                                              8.34%++                      2.82%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                              2.44%+                       2.42%+
  Net investment loss                                                   (1.33)%+                     (0.29)%+
Portfolio turnover                                                          62%                          89%
Net assets at end of period (000 omitted)                                $6,378                       $3,141
  * For the period from the inception of Class B, January 2, 1998, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over/ under this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss                                                  $(0.13)                      $(0.24)
    Ratios (to average net assets):
      Expenses##                                                          3.67%+                       4.56%+
      Net investment loss                                               (2.56)%+                     (2.43)%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                 PERIOD ENDED
                                                              FEBRUARY 28, 1999             AUGUST 31, 1998*
                                                                    (UNAUDITED)
------------------------------------------------------------------------------------------------------------
                                                                        CLASS C
------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $10.21                       $ 9.93
                                                                         ------                       ------
Income from investment operations# -
  Net investment loss(S)                                                 $(0.07)                      $(0.01)
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                  0.91                         0.29
                                                                         ------                       ------
      Total from investment operations                                   $ 0.84                       $ 0.28
                                                                         ------                       ------
Less distributions declared to shareholders -
  From net investment income
                                                                         $(0.00)+++                   $ --
  From net realized gain on investments and foreign currency
    transactions                                                          (0.15)                        --
                                                                         ------                       ------
      Total distributions declared to shareholders
                                                                         $(0.15)                      $ --
                                                                         ------                       ------
Net asset value - end of period                                          $10.90                       $10.21
                                                                         ======                       ======
Total return                                                              8.25%++                      2.82%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                              2.44%+                       2.41%+
  Net investment loss                                                   (1.34)%+                     (0.10)%+
Portfolio turnover                                                          62%                          89%
Net assets at end of period (000 omitted)                                $1,750                         $729
  * For the period from the inception of Class C, January 2, 1998, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
          # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fees based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over/ under this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss                                                  $(0.14)                      $(0.22)
      Ratios (to average net assets):
        Expenses##                                                        3.67%+                       4.55%+
        Net investment loss                                             (2.57)%+                     (2.24)%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                YEAR ENDED              PERIOD ENDED
                                                     FEBRUARY 28, 1999           AUGUST 31, 1998          AUGUST 31, 1997*
                                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                               CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                           $10.26                    $10.95                    $10.00
                                                                ------                    ------                    ------
Income from investment operations# -
  Net investment income (loss)(S)                               $(0.02)                   $ 0.06                    $ 0.07
  Net realized and unrealized gain on investments and
    foreign currency transactions                                 0.94                      0.34                      0.88
                                                                ------                    ------                    ------
      Total from investment operations                          $ 0.92                    $ 0.40                    $ 0.95
                                                                ------                    ------                    ------
Less distributions declared to shareholders -
  From net investment income
                                                                $(0.02)                   $(0.05)                   $ --
  From net realized gain on investments and foreign
    currency transactions                                        (0.15)                    (1.04)                     --
                                                                ------                    ------                    ------
      Total distributions declared to shareholders
                                                                $(0.17)                   $(1.09)                   $ --
                                                                ------                    ------                    ------
Net asset value - end of period                                 $11.01                    $10.26                    $10.95
                                                                ======                    ======                    ======
Total return                                                     8.94%++                   4.13%                     9.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                     1.44%+                    1.41%                     1.68%+
  Net investment income (loss)                                 (0.30)%+                    0.53%                     0.85%+
Portfolio turnover                                                 62%                       89%                      137%
Net assets at end of period (000 omitted)                       $1,105                    $1,199                    $1,022
  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.40% of average daily net assets. For the period ended
    August 31, 1997, the investment adviser agreed to maintain the other expenses of the Fund at not more than 1.75% of the
    Fund's average daily net assets. The investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the period ended August 31, 1997. If these fees had not been waived and actual expenses had been over/under this limitation, the net investment loss per share and the ratios would have been:
     Net investment loss                                        $(0.08)                   $(0.15)                   $ --
     Ratios (to average net assets):
       Expenses##                                                2.67%+                    3.55%                     2.81%+
       Net investment loss                                     (1.53)%+                  (1.61)%                   (0.28)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Research International Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. The securities are loaned by State Street Bank and Trust Company ("State Street"), as agent, to certain brokers approved by the Fund (the "Borrowers"). The loans are collateralized at all times by cash or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At February 28, 1999, the value of securities loaned was $674,590. These loans were collateralized by cash of $709,331. Cash collateral is invested in short-term securities which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the Fund's average daily net assets.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At February 28, 1999, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $165,785.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the Fund.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $15,236 for the six months ended February 28, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $945 for the six months ended February 28, 1999. Fees incurred under the distribution plan during the six months ended February 28, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3 and $0 for Class B and Class C shares, respectively, for the six months ended February 28, 1999. Fees incurred under the distribution plan during the six months ended February 28, 1999, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 1999, were $0, $7,255, and $919 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $16,207,019 and $8,186,083, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $19,586,249
                                                                  -----------

Gross unrealized appreciation                                     $ 1,214,022
Gross unrealized depreciation                                        (739,247)
                                                                  -----------
    Net unrealized appreciation                                   $   474,775
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                    SIX MONTHS ENDED                 YEAR ENDED
                                   FEBRUARY 28, 1999            AUGUST 31, 1998
                              ----------------------  -------------------------
                                SHARES        AMOUNT     SHARES          AMOUNT
--------------------------------------------------------------------------------
Shares sold                    684,486   $ 7,178,510    470,158     $ 5,458,261
Shares issued to shareholders
  in reinvestment of
  distributions                  9,760       104,436     12,095         114,270
Shares reacquired             (201,913)   (2,115,192)  (236,784)     (2,697,790)
                              --------   -----------   --------     -----------
    Net increase               492,333   $ 5,167,754    245,469     $ 2,874,741
                              ========   ===========   ========     ===========

Class B Shares
                                    SIX MONTHS ENDED              PERIOD ENDED
                                   FEBRUARY 28, 1999           AUGUST 31, 1998*
                              ----------------------   ------------------------
                                SHARES        AMOUNT     SHARES          AMOUNT
-------------------------------------------------------------------------------
Shares sold                    418,107   $ 4,377,906    370,461     $ 4,311,689
Shares issued to shareholders
  in reinvestment of
  distributions                  6,544        69,831         19             225
Shares reacquired             (147,822)   (1,529,382)   (62,768)       (674,423)
                              --------   -----------   --------     -----------
    Net increase               276,829   $ 2,918,355    307,712     $ 3,637,491
                              ========   ===========   ========     ===========

Class C Shares
                                    SIX MONTHS ENDED               PERIOD ENDED
                                   FEBRUARY 28, 1999            AUGUST 31, 1998*
                              ----------------------   ------------------------
                                SHARES        AMOUNT     SHARES          AMOUNT
-------------------------------------------------------------------------------
Shares sold                    126,052   $ 1,325,980     92,989     $ 1,074,271
Shares issued to shareholders
  in reinvestment of
  distributions                  1,735        18,473       --              --
Shares reacquired              (38,691)     (411,520)   (21,562)       (257,534)
                              --------   -----------   --------     -----------
    Net increase                89,096   $   932,933     71,427     $   816,737
                              ========   ===========   ========     ===========

Class I Shares
                                    SIX MONTHS ENDED                 YEAR ENDED
                                   FEBRUARY 28, 1999            AUGUST 31, 1998
                              ----------------------   ------------------------
                                SHARES        AMOUNT     SHARES          AMOUNT
-------------------------------------------------------------------------------
Shares sold                      8,072   $    84,250     42,939     $   476,825
Shares issued to shareholders
  in reinvestment of
  distributions                  1,775        19,062     12,558         117,015
Shares reacquired              (26,264)     (282,849)   (32,032)       (365,764)
                              --------   -----------   --------     -----------
    Net increase (decrease)    (16,417)  $  (179,537)    23,465     $   228,076
                              ========   ===========   ========     ===========

* For the period from the inception of Class B and Class C, January 2, 1998, through August 31, 1998.

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 28, 1999, was $55.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At February 28, 1999, the Fund owned the following restricted security (constituting 0.14% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, is valued at fair value as determined in good faith by or at the direction of the Trustees.

DESCRIPTION                          DATE OF ACQUISITION           SHARE AMOUNT             COST            VALUE
-----------------------------------------------------------------------------------------------------------------
Jarvis Hotels PLC                        1/7/97 - 1/7/99                 14,759          $27,783          $25,212




                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) RESEARCH INTERNATIONAL FUND

TRUSTEES                                            SECRETARY
Richard B. Bailey* - Private Investor;              Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                           ASSISTANT SECRETARY
                                                    James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                    CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac           State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School        INVESTOR INFORMATION
                                                    For MFS stock and bond market outlooks, call
The Hon. Sir J. David Gibbons, KBE - Chief          toll free: 1-800-637-4458 anytime from a
Executive Officer, Edmund Gibbons Ltd.;             touch-tone telephone.
Chairman, Colonial Insurance Company, Ltd.
                                                    For information on MFS mutual funds, call your
Abby M. O'Neill - Private Investor                  financial adviser or, for an information kit,
                                                    call toll free: 1-800-637-2929 any business day
Walter E. Robb, III - President and Treasurer,      from 9 a.m. to 5 p.m. Eastern time (or leave a
Benchmark Advisors, Inc. (corporate financial       message anytime).
consultants); President, Benchmark Consulting
Group, Inc. (office services)                       INVESTOR SERVICE
                                                    MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive                 P.O. Box 2281
Vice President, Director, and Secretary,            Boston, MA 02107-9906
MFS Investment Management
                                                    For general information, call toll free:
Jeffrey L. Shames* - Chairman, Chief                1-800-225-2606 any business day from
Executive Officer, and Director,                    8 a.m. to 8 p.m. Eastern time.
MFS Investment Management
                                                    For service to speech- or hearing-impaired,
J. Dale Sherratt - President, Insight               call toll free: 1-800-637-6576 any business day
Resources, Inc. (acquisition planning               from 9 a.m. to 5 p.m. Eastern time. (To use
specialists) Ward Smith - Former Chairman           this service, your phone must be equipped with
(until 1994), NACCO Industries (holding             a Telecommunications Device for the Deaf.) For
company)                                            share prices, account balances, and exchanges,
                                                    call toll free: 1-800-MFS-TALK (1-800-637-8255)
INVESTMENT ADVISER                                  anytime from a touch-tone telephone.
Massachusetts Financial Services Company
500 Boylston Street                                 WORLD WIDE WEB
Boston, MA 02116-3741                               www.mfs.com

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

DIRECTOR OF INTERNATIONAL EQUITY RESEARCH
David A. Antonelli*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

MFS(R) RESEARCH INTERNATIONAL FUND                                  ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
WE INVENTED THE MUTUAL FUND(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                  MRI-3 4/99  6M 99/299/399/899